Exhibit 11
CONSENT OF INDEPENDENT AUDITORS






We consent to the reference to our firm under the captions
"Financial Highlights" and "General Information - Counsel and Independent Auditors" and to the use of our report on The Gabelli U.S. Treasury Money Market Fund dated October
25, 1995 in this Registration Statement (Form N-1A No. 33-
48220) of The Gabelli Money Market Funds.



								/s/ Ernst &
Young LLP
	ERNST & YOUNG LLP

New York, New York
January 26, 1996


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Exhibit 11



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